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                                                                    EXHIBIT 23.2
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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Silicon Gaming, Inc. on Form S-8 of our report dated January 17, 1997, incorporated by reference in the Annual Report on Form 10-K405 of Silicon Gaming, Inc. for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP
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San Jose, California
August 19, 1997




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